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                                                                                                                 EXHIBIT 10.16(c))i)

                                                                                                                     DATE (MM/DD/YY)
ACORD  CERTIFICATE OF INSURANCE                                                                                             09/05/96
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PRODUCER  Lease Tracking Services, Inc.                     THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS
          110 West Road, Suite 107                          NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE DOES NOT AMEND,
          Towson, MD 21204                                  EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                            ------------------------------------------------------------------------
                                                                               COMPANIES AFFORDING COVERAGE
                                                            ------------------------------------------------------------------------
                                                            COMPANY    FEDERAL INSURANCE COMPANY
                                                               A
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INSURED   Oxford Truck Leasing Corporation                 COMPANY
          270 South Service Road                               B
          Melville NY 11747                                 ------------------------------------------------------------------------
                                                            COMPANY
                                                               C
                                                            ------------------------------------------------------------------------
                                                            COMPANY
                                                               D
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COVERAGES
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     THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
     INDICATED.  NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
     CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL TERMS,
     EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES.  LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE           POLICY NUMBER  POLICY EFFECTIVE  POLICY EXPIRATION               LIMITS
LTR                                                   DATE (MM/DD/YY)   DATE (MM/DD/YY)
- ------------------------------------------------------------------------------------------------------------------------------------
   GENERAL LIABILITY                                                                      GENERAL AGGREGATE            $
     [ ] COMMERCIAL GENERAL LIABILITY                                                     ------------------------------------------
     [ ][ ] CLAIMS MADE  [ ] OCCUR                                                        PRODUCTS-COMP/OP AGG.        $
     [ ] OWNERS & CONTRACTORS PROT                                                        ------------------------------------------
     [ ] _________________________                                                        PERSONAL & ADV INJURY        $
                                                                                          ------------------------------------------
                                                                                          EACH OCCURRENCE              $
                                                                                          ------------------------------------------
                                                                                          FIRE DAMAGE (Any one fire)   $
                                                                                          ------------------------------------------
                                                                                          MED EXPENSE (Any one person) $
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   AUTOMOBILE LIABILITY                                                                   COMBINED SINGLE UNIT
     [ ] ANY AUTO                                                                         ------------------------------------------
     [ ] ALL OWNED AUTOS                                                                  BODILY INJURY
     [ ] SCHEDULED AUTOS                                                                  (Per person)                 $10,000,000
     [ ] HIRED AUTOS                   7320-90-48 &   10/01/95          10/01/96          ------------------------------------------
                                       7909-30-23                                         BODILY INJUYR
     [ ] NEW-OWNED AUTOS                                                                  (Per accident)               $
     [ ] _______________________                                                          ------------------------------------------
     [X] Contingent/Excess Liab.                                                          PROPERTY DAMAGE              $
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   GARAGE LIABILITY                                                                       AUTO ONLY-EA ACCIDENT        $
     [ ] ANY AUTO                                                                         ------------------------------------------
     [ ] ________________                                                                 OTHER THAN AUTO ONLY:
     [ ]                                                                                  ------------------------------------------
                                                                                                 EACH ACCIDENT         $
                                                                                          ------------------------------------------
                                                                                                     AGGREGATE         $
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   EXCESS LIABILITY                                                                       EACH OCCURRENCE              $
     [ ] UMBRELLA FORM                                                                    ------------------------------------------
     [ ] OTHER THAN UMBRELLA FORM                                                         AGGREGATE                    $
                                                                                          ------------------------------------------
                                                                                                                       $
- ------------------------------------------------------------------------------------------------------------------------------------


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   WORKERS' COMPENSATION AND                                                              [ ] STATUTORY LIMITS
   EMPLOYERS' LIABILITY                                                                   ------------------------------------------
                                                                                          EACH ACCIDENT                $
   THE PROPRIETOR/       [ ] INCL                                                         ------------------------------------------
   PARTNERS/EXECUTIVE    [ ] EXCL                                                         DISEASE-POLICY LIMIT         $
   OFFICES ARE                                                                            ------------------------------------------
                                                                                          DISEASE-EACH EMPLOYEE        $
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   OTHER


- ------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

    Long-term vehicle leasing.

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CERTIFICATE HOLDER                                          CANCELLATION
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                                                            SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
                                                            EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL ___
                                                            DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
                                                            FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF
                                                            ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                            ------------------------------------------------------------------------
                                                            AUTHORIZED REPRESENTATIVE  /s/ Kenneth P. Seveir
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ACORD 25-S (3/93)                                                                                             ACORD CORPORATION 1993
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